Exhibit 10.1
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
NONEXCLUSIVE LICENSE AGREEMENT
This Agreement between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and NEUROGENE, INC. (“Company”), a corporation having a principal place of business at 535 W 24th Street, 5th Floor, New York, New York 10011, is effective as of the date of the last signature below (“Effective Date”).
1.BACKGROUND
Stanford has rights to biological material known as [***]. It was developed in the laboratory of [***] and is described in Stanford Docket [***]. The biological material was developed in the course of research supported by the National Institutes of Health. Stanford wants to have the biological material developed and marketed as soon as possible so that resulting products may be available for public use and benefit.
2.DEFINITIONS
Whenever used in this Agreement with an initial capital letter, the following terms, whether used in the singular or the plural, shall have the meanings specified below.
1.“Biological Material” means the [***] cell line acquired directly from the American Type Culture Collection ([***]) by Company pursuant to this Agreement, including any progeny, replicates, unmodified derivatives or components thereof including those included in any modification.
2.“Licensed Field of Use” means the use of the Biological Material for analytical testing of therapeutics in Company internal research, clinical and commercial programs (e.g. bioassays for QC stability, potency assays and release testing). Excludes the use of Biological Material for: [***].
3.“Licensed Product” means a product, method or service in the Licensed Field of Use containing, derived from, or made using Biological Material.
4.“Licensed Territory” means worldwide.
5.“Stanford Indemnitees” means Stanford, Stanford Health Care and Lucile Packard Children’s Hospital at Stanford, and their respective trustees, officers, employees, students, agents, faculty, representatives and volunteers.

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S97-079 · BMNonexclusive License Agreement
3.GRANT
1.Grant. Subject to the terms and conditions of this Agreement, Stanford grants Company a license to Stanford’s rights in the Biological Material in the Licensed Field of Use to make, have made, use, import, Licensed Product as specifically allowed under this Agreement in the Licensed Field of Use and Licensed Territory.
2.Nonexclusivity. The license is nonexclusive in the Licensed Field of Use beginning on Effective Date and expiring ten (10) years from Effective Date. The Agreement may be extendable upon mutual consent.
3.Ownership. Stanford retains ownership to all Biological Materials.
4.Specific Exclusion. Stanford does not:
(A)grant to Company any other licenses, implied or otherwise, to any patents or other rights of Stanford regardless of whether the patents or other rights are required to exploit any Biological Material; and
(B)agree to furnish to Company any technology or technological information other than the Biological Material or to provide Company with any assistance.
5.No Transfer. Company is not permitted to transfer Biological Material to any third party without prior written consent from Stanford, except that Company may transfer Biological Material without prior consent from Stanford to contract manufacture/research organizations (CMO/CRO’s) solely for the performance of contract services on behalf of Company. Company remains responsible for all acts and omissions of the CMO/CRO.
4.SUBLICENSING
Company may not grant sublicenses.
5.GOVERNMENT RIGHTS
This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights to the Biological Material. Company will ensure all obligations of these provisions are met.

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S97-079 · BMNonexclusive License Agreement
6.ROYALTIES
1.Issue Fee. Company will pay to Stanford a noncreditable, nonrefundable license issue fee of $[***] upon signing this Agreement.
2.License Maintenance Fee. Beginning on the first anniversary of the Effective Date and each anniversary thereafter, Company will pay Stanford a yearly license maintenance fee as follows:
(A)$[***] on the 1st through 5th anniversary of Effective Date;
(B)$[***] on each subsequent anniversary thereafter.
3.No Escrow. Company shall not pay fees into any escrow or other similar account.
4.Currency. Company will make payments to Stanford in U.S. Dollars.
5.Non-U.S. Taxes. Company will pay all non-U.S. taxes related to fees. These payments are not deductible from any payments due to Stanford.
6.Interest. Any payments not made when due will bear interest at the lower of (a) the Prime Rate published in the Wall Street Journal plus [***] basis points or (b) the maximum rate permitted by law.
7.EXCLUSIONS AND NEGATION OF WARRANTIES
1.Negation of Warranties. Stanford provides Company the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:
(A)of merchantability, of fitness for a particular purpose,
(B)of non-infringement or
(C)arising out of any course of dealing.
2.No Representation of Biological Material. Company also acknowledges that Stanford does not represent or warrant that the exploitation of Biological Material will be successful.

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S97-079 · BMNonexclusive License Agreement
8.INDEMNITY
1.Indemnification. Company will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to the exercise of any rights granted Company under this Agreement or the breach of this Agreement by Company including any use by Company’s CMO/CROs.
2.No Indirect Liability. Stanford is not liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.
3.Workers’ Compensation. Company will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.
4.Insurance. During the term of this Agreement, Company will maintain Commercial General Liability Insurance, including Product Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of Company and its affiliates. The insurance will provide minimum limits of liability of $[***] per occurrence and will include all Stanford Indemnitees as additional insureds. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best. Within [***] days of the Effective Date of this Agreement, Company will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements. Company will provide to Stanford [***] days prior written notice of cancellation or material change to this insurance coverage. Company will advise Stanford in writing that it maintains a combination of excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All insurance of Company will be primary coverage; insurance of Stanford Indemnitees will be excess and noncontributory.
9.EXPORT
1.Compliance with Laws. Company represents and warrants that during the term of this Agreement, it will comply, and will cause and ensure that its affiliates and sublicensees comply, with all applicable local, state, federal and international laws and regulations in their performance and/or exercise of their rights under this Agreement.

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S97-079 · BMNonexclusive License Agreement
9.2     Compliance with Trade Control Laws. Without limiting Section 9.1 above, Company represents and warrants, on behalf of itself and its affiliates and sublicensees, that they shall, throughout the term of the Agreement, comply with all United States trade control laws and regulations (including, but not limited to, the Export Administration Regulations (15 CFR 730-774, “EAR”), the International Traffic in Arms Regulations (22 CFR 120-130) and the various executive orders and economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600)).

Among other things, these laws and regulations may prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities, persons and end-uses including military and weapons proliferation end-uses.  Company hereby gives written assurance that it agrees to be bound by, will comply with, and will cause its affiliates, assignees, and sublicensees to be bound by and to comply with all United States trade control laws and regulations, that it understands it bears responsibilities for any violation of such laws and regulations by itself or its affiliates and sublicensees, and that it will indemnify, defend and hold Stanford harmless for the consequences of any such violation.
Company hereby gives further written assurance that it will not sublicense or assign the rights under this agreement to any party on the US restricted party list (including without limitation, (a) any party on the US Department of the Treasury’s Office of Foreign Assets Control (“OFAC”)’s Specially Designated Nationals and Blocked Persons (“SDN”) List, (b) any party owned, directly or indirectly, 50 percent or more, individually or in the aggregate by a party on the SDN List, or (c) any party on OFAC’s Non-SDN Chinese Military-Industrial Complex Companies List (the “NS-CMIC List”)), unless the transaction is licensed or is otherwise authorized under U.S. trade control laws (e.g. by obtaining the requisite export control licenses or satisfying all the applicable conditions for use of a license exemption).
Company shall ensure that, during the term of the Agreement, all Sublicenses, assignments, and transactions resulting in a Change of Control comply with this Section 9 and shall conduct reasonable diligence to verify its compliance. If requested by Stanford, Company shall provide Stanford with a written legal opinion from a reputable export control attorney in the United States confirming Company’s compliance with this Section 9 and with applicable Trade Control Laws in connection with such proposed or actual Sublicense, assignment, and/or Change of Control.
For the purpose of this sub-section 9.2, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible

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S97-079 · BMNonexclusive License Agreement
or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions).
10.STANFORD NAMES AND MARKS
Company will not use (i) Stanford’s name or other trademarks, (ii) the name or trademarks of any organization related to Stanford, or (iii) the name of any Stanford faculty member, employee, student or volunteer.  This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media.   Notwithstanding the foregoing, Company may include Stanford’s name in factual statements in legal proceedings, patent applications and other regulatory filings.  In addition, Company may make a short factual statement that identifies Stanford as the licensor of the rights granted under this Agreement to actual or potential investors or acquirers, as well as in the “About Company” or other similar section of the Company website.
11.TERMINATION
1.Termination by Company.
(A)Company may terminate this Agreement by giving Stanford written notice at least 30 days in advance of the effective date of termination selected by Company.
(B)As of the effective date of termination, Company will:
(1)cease use of Biological Material and any Licensed Products; and
(2)destroy all Biological Material.
2.Termination by Stanford.
(A)Stanford may also terminate this Agreement if Company:
(1)is delinquent on any report or payment;
(2)is in breach of any provision; or
(3)provides any false report.

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S97-079 · BMNonexclusive License Agreement
(B)Termination under this Section 11.2 will take effect 30 days after written notice by Stanford unless Company remedies the problem in that 30-day period.
(C)As of the effective date of termination, Company will:
(1)cease use of Biological Material and any Licensed Products; and
(2)destroy all Biological Material.
3.Surviving Provisions. Surviving any termination or expiration are:
(A)Company’s obligation to pay fees accrued or accruable;
(B)any claim of Company or Stanford, accrued or to accrue, because of any breach or default by the other party; and
(C)the provisions of Sections 7, 8, and 10 and any other provision that by its nature is intended to survive.
12.ASSIGNMENT
This agreement may not be assigned.
13.DISPUTE RESOLUTION
1.Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures, provided that in the case of a good faith dispute as to the amount due, the cure period under Section 12.2 will be tolled until the amount due has been finally determined in such an arbitration. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.
2.Request for Arbitration. Either party may request such arbitration. Stanford and Company will mutually agree in writing on a third-party arbitrator within 30 days of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

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S97-079 · BMNonexclusive License Agreement
3.Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.
4.Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.
14.NOTICES
All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:
All general notices to Company are mailed or emailed to:
Accounts Payable
AP@Neurogene.com

All financial invoices to Company (i.e., accounting contact) are e-mailed to:
Neurogene Inc.
535 West 24th Street
5th Floor
New York, NY 10011
Legal Department
Legal@Neurogene.com

All general notices to Stanford are e-mailed or mailed to:
Office of Technology Licensing
415 Broadway Street
2nd Floor, MC 8854
Redwood City, CA 94063
info@otlmail.stanford.edu

All payments to Stanford are wired to:
Stanford University - OTL
c/o Wells Fargo Bank
420 Montgomery Street

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San Francisco, CA 94104
Account: [***]
ABA # [***] (domestic)
Swift # [***] (foreign)
A PDF copy of the ACH/Wire confirmation and the backup should be sent to: OTL-Finance@stanford.edu
Either party may change its address with written notice to the other party.
15.MISCELLANEOUS
1.Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.
2.Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.
3.Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof. The parties agree that this Agreement supersedes all previous and future purchase orders. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.
4.Exclusive Forum. The state and federal courts having jurisdiction over Stanford, California, United States of America, provide the exclusive forum for any court action between the parties relating to this Agreement. Company submits to the jurisdiction of such courts, and waives any claim that such a court lacks jurisdiction over Company or constitutes an inconvenient or improper forum.
5.Headings. No headings in this Agreement affect its interpretation.
6.Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right

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to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.
The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY
Signature:	/s/ Sunita Rajdev
Name:	Sunita Rajdev
Title:	Senior Director -OTL
Date:	Aug 6, 2024

NEUROGENE, INC.
Signature:	/s/ Christine Mikail
Name:	Christine Mikail
Title:	President & CFO
Date:	29-Jul-2024 | 12:04 PM EDT

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